Exhibit 10.6

CHANGE ORDER FORM

HPAA Compressor MODBUS Link

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00037 DATE OF CHANGE ORDER: June 28, 2017

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1B of the Agreement, the Parties agree Contractor will perform the MODBUS communication wiring (soft link) and configuration for critical signals from the compressor packages as described in Exhibit A of this Change Order ("HPAA Compressor MODBUS Link") on a lump sum basis and valued at Two Hundred Thirty-Three Thousand, Sixty-Five U.S. Dollars ($233,065).

2.	The cost breakdown for this Change Order is detailed in Exhibit B.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment A of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00036)	$82,847,997
The Contract Price prior to this Change Order was	$3,851,847,997
The Contract Price will be increased by this Change Order in the amount of	$233,065
The new Contract Price including this Change Order will be	$3,852,081,062

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
July 26, 2017	June 28, 2017
Date of Signing	Date of Signing

CHANGE ORDER FORM
Existing Facility Labor Provisional Sum Closure

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00038 DATE OF CHANGE ORDER: August 24, 2017

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The previous value of the Existing Facility Labor Provisional Sum last amended in Change Order C0-00017 was U.S. $44,585,942. Parties now agree to close this Provisional Sum. Actual cost for the Existing Facility Labor was $40,766,616. The contract price will be decreased by $3,819,326 which reflects the closure of the Provisional Sum.

2.	The Provisional Sum breakdown is described as follows:

a.
The previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was Forty-Four Million, Five Hundred Eighty-Five Thousand, Nine Hundred Forty-Two U.S. Dollars (U.S. $44,585,942). This Change Order will reduce the Existing Facilities Labor Provisional Sum by $44,585,942 and the value will be $0.

b.
The Parties agree to adjust the Aggregate Provisional Sum specified in Article 7.1A of the Agreement which prior to this Change Order was Two Hundred Sixty-Nine Million, Six Hundred Fifty-Seven Thousand, Five Hundred Sixty-Three U.S. Dollars (U.S. $269,657,563). This Change Order will decrease the Aggregate Provisional Sum amount by Forty-Four Million, Five Hundred Eighty-Five Thousand, Nine Hundred Forty-Two U.S. Dollars (U.S. $44,585,942) and the new Aggregate Provisional Sum value shall be Two Hundred Twenty-Five Million, Seventy-One Thousand, Six Hundred Twenty-One U.S. Dollars (U.S. $225,071,621).

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00037)	$83,081,062
The Contract Price prior to this Change Order was	$3,852,081,062
The Contract Price will be decreased by this Change Order in the amount of	$(3,819,326)
The new Contract Price including this Change Order will be	$3,848,261,736

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
September 13, 2017	August 24, 2017
Date of Signing	Date of Signing